Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

AMONG:              GIBSON ENERGY ULC, as borrower (the “Borrower”)

AND:                      MOOSE JAW REFINERY ULC, CANWEST PROPANE ULC, MP ENERGY ULC, GEP ULC, GIBSON ENERGY ULC, 1370307 ALBERTA LTD., GIBSON GCC INC., MOOSE JAW REFINERY PARTNERSHIP, CANWEST PROPANE PARTNERSHIP, MP ENERGY PARTNERSHIP, GIBSON ENERGY PARTNERSHIP, CHIEF HAULING CONTRACTORS ULC, LINK PETROLEUM SERVICES LTD., LINK PETROLEUM, INC., GIBSON ENERGY (U.S.) INC., GEP MIDSTREAM FINANCE CORP., BATTLE RIVER TERMINAL LP and BATTLE RIVER TERMINAL GP, INC. as guarantors (the “Guarantors”)

AND:                      ROYAL BANK OF CANADA, as administrative agent (the “Agent”)

AND:                      ROYAL BANK OF CANADA and UBS LOAN FINANCE LLC, as lenders (the “Lenders”)

WHEREAS the Borrower, the Guarantors, the Agent, the Lenders, Royal Bank of Canada, as collateral agent, Royal Bank of Canada, as syndication agent, UBS Securities LLC, as documentation agent, and RBC Capital Markets and UBS Securities LLC, as lead arrangers, are party to a credit agreement dated as of December 12, 2008, as the same may be amended, restated, supplemented, revised or replaced from time to time (the “Credit Agreement”);

AND WHEREAS the Lenders have agreed to amend certain provisions of the Credit Agreement, but only to the extent and subject to the limitations set forth herein (the “Agreement”);

NOW THEREFORE for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

ARTICLE I — INTERPRETATION

1.1           All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

ARTICLE II — AMENDMENTS

2.1           Section 1.4 of the Credit Agreement is hereby deleted and the following substituted therefor:

“1.4        Bank Products and Hedge Agreements.

Borrower may request and the Agent may, in its sole and absolute discretion, arrange for Borrower and other Loan Parties (for the account of the Borrower) to obtain Bank Products, including Overadvances (which shall be for the Borrower only), from the BP Provider (for as long as Agent is the BP Provider, and at all times when the BP Provider is not the Agent, such successor Agent) (the “BP

Provider”) or the BP Provider’s Affiliates and/or to obtain Hedge Agreements from Lenders or their Affiliates although the Borrower or Loan Parties are not required to do so. If Bank Products are provided by the BP Provider or an Affiliate of the BP Provider and/or Hedge Agreements are provided by Lenders or their Affiliates to Borrower or any Loan Party, Borrower and the other Loan Parties agree to indemnify and hold the Agent, the BP Provider and the other Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent, the BP Provider or any other Lender which arise from any indemnity given by the Agent, the BP Provider or such other Lender, as the case may be, to its Affiliates related to such Bank Products; provided, however, (i) the foregoing indemnity shall not extend to any costs or obligations with respect to a Bank Product or Hedge Agreement provided by an Affiliate of the BP Provider or an Affiliate of such Lender for which Borrower or any other Loan Party would not be liable (without giving effect to the benefit of any setoff, defence or counterclaim available to Borrower or any other Loan Party) and (ii) nothing contained herein is intended to limit Borrower’s or any other Loan Party’s rights, with respect to the BP Provider, Lenders or their Affiliates or their respective Affiliates, if any, which arise as a result of the execution of documents by and between Borrower or any other Loan Party and the BP Provider, Lenders or their Affiliates, as applicable, which relate to Bank Products. The agreements contained in this Section shall survive termination of this Agreement as to Bank Products and other Hedge Agreements by Lenders outstanding on the date of such termination; provided, however, that it is the intention of the BP Provider and the Lenders that unless otherwise agreed by the Agent in its sole discretion, no Bank Product or other Hedge Agreements may have a term that exceeds the Stated Termination Date. Borrower and the other Loan Parties acknowledge and agree that the obtaining of Bank Products from the BP Provider, or any of its Affiliates, or Hedge Agreements from the Lenders, or any of their respective Affiliates (a) is in the sole and absolute discretion of the BP Provider, the Lenders or the applicable Affiliate of the BP Provider or the Lenders, as the case may be, (b) is subject to all rules and regulations of the BP Provider, the Lenders or the applicable Affiliate of the BP Provider or the Lenders, as the case may be, and (c) shall be for the account of the Borrower and any other Loan Party for whom such Bank Product may be provided (it being agreed that the Borrower and such other Loan Party shall be jointly and severally liable for same).”.

2.2           Section 3.7 of the Credit Agreement is hereby amended as follows:

(a)           By inserting “or any other Loan Party” immediately after the reference to “Borrower” in the tenth line thereof;

(b)           By inserting “or any other Loan Party” immediately after the reference to “Borrower” in the seventh line of subsection (i) and subsection (ii) thereof; and

(c)           By inserting “or any other Loan Party” immediately after the reference to “Borrower” in the penultimate line of subsection (i) and subsection (ii) thereof.

2.3           Section 7.15(g) of the Credit Agreement is hereby amended by deleting the phrase “in the original principal amount of US$570,000,000” and substituting “in an aggregate maximum principal amount not to exceed US$660,000,000 at any time outstanding” therefor.

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2.4           Section 8.4 of the Credit Agreement is hereby amended by inserting “or any other Loan Party” immediately after the reference to “Borrower” in the fifth line thereof.

2.5           Section 12.17 of the Credit Agreement is hereby amended by inserting “or any other Loan Party” immediately after the reference to “Borrower” in the ninth line thereof.

2.6           The definition of “Bank Products” in Annex A to the Credit Agreement is hereby amended as follows:

(a)           By inserting “or any other Loan Party (for the account of the Borrower, it being agreed that the Borrower shall be jointly and severally liable with such Loan Party in respect of such Bank Products)” immediately after the reference to “Borrower” in the second line thereof;

(b)           By inserting “(which shall be for the Borrower only)” immediately after the reference to “Overadvances” in the third line thereof; and

(c)           By inserting “or any other Loan Party” immediately after the reference to “Borrower” in the ninth line thereof.

2.7           The definition of “Bridge Facility” in Annex A to the Credit Agreement is hereby deleted and the following substituted therefor:

““Bridge Facility” means collectively, the Senior First Lien Bridge Facility and the Senior Second Lien Bridge Facility and any conversion, replacement, takeout financing, exchange or refinancing of such facilities or any other debt or other offering (by issuance of notes or otherwise) in exchange, replacement or conversion thereof (in whole or in part) and any additional debt permitted thereunder, or in connection therewith, all as permitted under this Agreement.”

ARTICLE III — CONDITIONS TO EFFECTIVENESS

3.1           This Agreement shall become effective upon:

(a)           Agent receiving three (3) fully executed original copies of this Agreement; and

(b)           Agent receiving certified copy of resolutions, in form and substance satisfactory to the Agent, of the board of directors of each of the Loan Parties authorizing the execution, delivery and performance of this Agreement.

ARTICLE IV — REPRESENTATIONS AND WARRANTIES

4.1           In order to induce the Agent and the Lenders to enter into this Agreement in the manner provided herein, the Loan Parties represent and warrant to the Agent and the Lenders, that the following statements are true and correct:

(a)           Authorization, Validity, and Enforceability of this Agreement.  Each of the Loan Parties have the corporate power and authority to execute and deliver this

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Agreement and to perform the Credit Agreement. Each of the Loan Parties have taken all necessary corporate action or any other organizational action (including, without limitation, obtaining approval of their shareholders or other equityholders if necessary) to authorize their execution and delivery of this Agreement and the performance of the Credit Agreement. This Agreement has been duly executed and delivered by the each of the Loan Parties and this Agreement and the Credit Agreement constitute the legal, valid and binding obligations of each of the Loan Parties, enforceable against them in accordance with their respective terms (except as such enforceability may be subject to bankruptcy, insolvency, moratorium, reorganization, arrangement, voidable preference, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors generally and except as the same may be subject to the effect of general principles of equity). The Loan Parties’ execution and delivery of this Agreement and the performance by each of the Loan Parties of the Credit Agreement do not and will not conflict with, or constitute a violation or breach of, or result in the creation or imposition of any Lien upon the property of each of the Loan Parties (other than Liens granted by such Loan Party under any of the Loan Documents and the Transaction Documents (as permitted under the Credit Agreement and under the Intercreditor Agreement)) by reason of the terms of (a) any contract, mortgage, lease, agreement, indenture or instrument to which such Loan Party is a party or which is binding upon it to the extent such breach or violation would not have a Material Adverse Effect, (b) any Requirement of Law applicable to such Loan Party (other than those which are customarily satisfied after closing by filings or registrations made in connection with the Gibson Acquisition) or (c) the certificate or articles of incorporation, by laws or the limited liability company or limited partnership agreement or partnership agreement or other organizational documents of such Loan Party, except, in the case of the foregoing clause (a), to the extent such breach or violation would not have a Material Adverse Effect.

(b)           Governmental Authorization. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against each of the Loan Parties or any Subsidiaries of this Agreement or the Credit Agreement except those the failure of which to obtain or take would not have a Material Adverse Effect.

(c)           Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the date of this Agreement to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

(d)           Absence of Default. No event has occurred and is continuing or will result from the execution of this Agreement that would constitute a Default or an Event of Default.

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ARTICLE V — GUARANTOR ACKNOWLEDGMENT

5.1           Each Guarantor (i) consents to and approves the execution and delivery of this Agreement by the parties hereto, (ii) agrees that this Agreement does not and shall not limit or diminish in any manner the obligations of such Guarantors under its guarantee delivered in favour of the Agent and the Lenders under the Credit Agreement (the “Guarantee”) and that such obligations would not be limited or diminished in any manner even if the undersigned had not executed this Agreement, (iii) agrees that this Agreement shall not be construed as requiring the consent of such Guarantors in any other circumstance, (iv) reaffirms its obligations under the Guarantee, and (v) agrees that the Guarantee remains in full force and effect and is hereby ratified and confirmed.

ARTICLE VI — MISCELLANEOUS

6.1           The execution, delivery and performance of this Agreement shall not, except as expressly provided for herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent and/or the Lenders under the Credit Agreement or any other document.

6.2           This Agreement shall be interpreted and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

6.3           Save as expressly amended by this Agreement, all other terms and conditions of the Credit Agreement remain in full force and effect. All other documents remain in full force and effect.

6.4           This Agreement may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

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DATED as of the 26th day of MAY, 2009

“BORROWER”

GIBSON ENERGY ULC

Per:	/s/ Don A. Fowlis
Name:	DON A. FOWLIS
Title:	SENIOR VICE PRESIDENT FINANCE

“GUARANTORS”

MOOSE JAW REFINERY ULC

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

CANWEST PROPANE ULC

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

MP ENERGY ULC

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

GEP ULC

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

GIBSON ENERGY ULC

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

1370307 ALBERTA LTD.

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

GIBSON GCC INC.

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

MOOSE JAW REFINERY PARTNERSHIP

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

CANWEST PROPANE PARTNERSHIP

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

MP ENERGY PARTNERSHIP

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

GIBSON ENERGY PARTNERSHIP

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

CHIEF HAULING CONTRACTORS ULC

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

LINK PETROLEUM SERVICES LTD.

Per:	/s/ Don A. Fowlis
	Name:	DON A. FOWLIS
	Title:	SENIOR VICE PRESIDENT FINANCE

LINK PETROLEUM, INC.

Per:	/s/ Murray Carey
	Name:	T. Murray Carey
	Title:	Secretary

GIBSON ENERGY (U.S.) INC.

Per:	/s/ Murray Carey
	Name:	T. Murray Carey
	Title:	Secretary

GEP MIDSTREAM FINANCE CORP.

Per:	/s/ Robert M. Tichio
	Name:	Robert M. Tichio
	Title:	President

BATTLE RIVER TERMINAL LP

Per:	/s/ Murray Carey
	Name:	T. Murray Carey
	Title:	Secretary

BATTLE RIVER TERMINAL GP, INC.

Per:	/s/ Murray Carey
	Name:	T. Murray Carey
	Title:	Secretary

“AGENT”

ROYAL BANK OF CANADA

Per:	/s/ Ann Hurley
	Name:	Ann Hurley
	Title:	Manager, Agency

“LENDERS”

ROYAL BANK OF CANADA

Per:	/s/ Robert S. Kizell
	Name:	Robert S. Kizell
	Title:	Attorney-in-fact

UBS LOAN FINANCE LLC

Per:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director Banking Products Services, US

Per:	/s/ Marie A. Haddad
	Name:	Marie A. Haddad
	Title:	Associate Director Banking Products Services, US